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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 22, 1999

                             SMITHFIELD FOODS, INC.
             (Exact name of registrant as specified in its charter)

           VIRGINIA                  0-2258            52-0845861
       (State or other            (Commission         (IRS Employer
jurisdiction of incorporation     File Number)     Identification No.)

      200 COMMERCE STREET
     SMITHFIELD, VIRGINIA                                 23430
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (757) 365-3000
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ITEM 5. OTHER EVENTS

     Smithfield Foods, Inc. ("Smithfield Foods") has entered into a definitive agreement to acquire all the capital stock of Murphy Farms, Inc. and certain related corporations (the "Murphy Family Farms Companies") for 10,652,070 shares of Smithfield Foods Common Stock (the "Acquisition Shares"), subject to adjustments and other customary terms and conditions. Copies of the acquisition agreement and certain exhibits thereto are filed as exhibits to this Current Report.

     Pursuant to requirements of the New York Stock Exchange, Smithfield Foods is seeking shareholder approval to issue the Acquisition Shares, which are expected to constitute over 20 percent of Smithfield Foods' outstanding shares of Common Stock. Accordingly, the Board of Directors of Smithfield Foods has previously called a special meeting of shareholders to be held December 21, 1999. In connection with that meeting, Smithfield Foods has prepared, mailed and filed with the Securities and Exchange Commission a related proxy statement, which includes among other items historical financial information for the Murphy Family Farms Companies and pro forma financial information relating to the proposed acquisition. A copy of the notice and proxy statement mailed in connection with such meeting is incorporated by reference as an exhibit to this Current Report.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         2.1 Acquisition Agreement and Plan of Reorganization among Smithfield Foods, Inc., Wendell H. Murphy, Harry D. Murphy, Joyce M. Norman, Wendell H. Murphy, Jr., Wendy Murphy Crumpler, Stratton K. Murphy, Marc D. Murphy and Angela Brown (excluding Smithfield Foods, Inc., the "Murphy Selling Shareholders"), dated as of November 15, 1999 (schedules and exhibits omitted, but the registrant hereby agrees upon request of the Commission to furnish the same supplementally).

         2.2 Form of Registration Rights Agreement between Smithfield Foods, Inc. and the Murphy Selling Shareholders.

         2.3 Form of Agreement with Shareholders between Smithfield Foods, Inc. and the Murphy Selling Shareholders.

        99.1 Notice of Special Meeting and Proxy Statement (incorporated by reference to Smithfield Foods, Inc.'s Notice and Proxy Statement filed with the Commission November 23, 1999).

        99.2  Consent of Ernst & Young LLP.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SMITHFIELD FOODS, INC.
                                            (Registrant)


                                        By: /s/ C. Larry Pope
                                            -------------------------
                                                (Signature)

                                                C. Larry Pope
                                                Vice President and
                                                Chief Financial Officer

Dated:  December 3, 1999